DISPOSAL OF REMOTE TANK MONITORING BUSINESS DISPOSAL OF REMOTE TANK MONITORING BUSINESS	12 Months Ended
Dec. 31, 2019
Discontinued Operations and Disposal Groups [Abstract]
DISPOSAL OF REMOTE TANK MONITORING BUSINESS
Disposal of Remote Tank Monitoring Business

On December 31, 2018, we completed the sale of substantially all of the assets and liabilities of our remote tank monitoring business ("iTank") for total proceeds of $6.0 million, as it was not deemed to be either a core business or part of our strategic focus.  The Company received $5.0 million in cash consideration at closing with the remaining $1.0 million held in escrow.  The amount in escrow was to be held up to 12 months with $0.8 million contingent on meeting certain milestone events and the remaining $0.2 million to secure the purchaser's rights of indemnification under the asset sale agreement.

In 2018, the Company recognized a loss of $2.1 million, which is included in Loss on disposal of iTank business in the Company's consolidated statements of operations, net of $0.2 million in transaction related costs.  Prior to the disposal, iTank was part of our IoT Solutions reporting segment and $2.1 million of goodwill was de-recognized and included within the net assets disposed of.

During the year ended December 31, 2019, we received $0.5 million of escrow payments. As of December 31, 2019, $0.5 million continues to be held in escrow. However, the release of a portion of this amount is under dispute with the purchaser.